Exhibit 10.47.M
EXECUTION COPY

PLEDGE AGREEMENT
from
MUNIMAE TEI HOLDINGS, LLC
as Pledgor
to
MERRILL LYNCH CAPITAL SERVICES, INC.
and
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
Dated March 6, 2008

PLEDGE AGREEMENT
     THIS PLEDGE AGREEMENT dated March 6, 2008 is made by MUNIMAE TEI HOLDINGS, LLC, a Maryland limited liability company (the “Pledgor”), to and for the benefit of MERRILL LYNCH CAPITAL SERVICES, INC. (“MLCS”) and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (“MLPFS” and together with MLCS, the “Pledgee”).
PRELIMINARY STATEMENTS.
     A. The Pledgee, the Pledgor, Municipal Mortgage & Equity, LLC and U.S. Bank Trust National Association entered into that certain Fourth Amended and Restated Pledge and Security Agreement dated July 11, 2005 (as amended, restated and/or supplemented from time to time, the “2005 Pledge Agreement”);
     B. The Pledgor is entering into this Agreement in order to grant to the Pledgee a security interest in the Collateral (as hereinafter defined) as security for the Obligations (as defined under the 2005 Pledge Agreement).
     C. The Pledgor is also entering into other related pledge agreements (the “Related Pledge Agreements”) in order to grant to MLCS a security interest in the Collateral (as defined thereunder) as security for its obligations under the following related agreements, together with all related schedules, annexes and confirmation letters thereto, and other agreements, as applicable: (i) that certain ISDA Master Agreement, dated as of April 28, 1997, by and between MLCS and Municipal Mortgage & Equity, LLC, (ii) that certain ISDA Master Agreement, dated as of December 5, 2003, by and between MLCS and MuniMae TEI Holdings, LLC, (iii) that certain ISDA Master Agreement, dated as of June 14, 2004, by and between MLCS and MMA Financial Holdings, Inc., and (iv) that certain ISDA Master Agreement dated as of February 1, 2007, by and between the Pledgee and MMA Realty Capital, LLC (as amended, restated and/or supplemented from time to time, the “Related Swap Agreements”).
     D. The Pledgor is the owner of the shares of stock or other equity interests (the “Initial Pledged Equity”) set forth opposite the Pledgor’s name on and as otherwise described in Schedule II hereto and issued by the issuer named therein.
     E. Terms defined in the 2005 Pledge Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in the 2005 Pledge Agreement. Further, unless otherwise defined in this Agreement or in the 2005 Pledge Agreement, terms defined in Article 8 or 9 of the UCC (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9. “UCC” means the Uniform Commercial Code as in effect, from time to time, in the State of New York; provided that, if perfection or the effect of perfection or nonperfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or nonperfection or priority.

     NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Pledgor hereby agrees with the Pledgee as follows:
     Section 1. Grant of Security. The Pledgor hereby grants to the Pledgee a security interest in the Pledgor’s right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by the Pledgor, wherever located, and whether now or hereafter existing or arising (collectively, the “Collateral”):
     (a) the following (the “Security Collateral”):
     (i) the Initial Pledged Equity and the certificates, if any, representing the Initial Pledged Equity, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Equity and all subscription warrants, rights or options issued thereon or with respect thereto;
     (ii) all additional shares of stock and other equity interests of or in any issuer of the Initial Pledged Equity or any successor entity from time to time acquired by the Pledgor in any manner in connection with the Initial Pledged Equity (such shares and other equity interests, together with the Initial Pledged Equity, being the “Pledged Equity”), and the certificates, if any, representing such additional shares or other equity interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other equity interests and all subscription warrants, rights or options issued thereon or with respect thereto;
     (b) all proceeds of, collateral for and supporting obligations relating to, any and all of the Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clause (a) of this Section 1 and this clause (b)) and, to the extent not otherwise included, all (A) payments under insurance, or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (B) cash proceeds.
     Section 2. Security for Obligations. This Agreement secures the payment of all obligations of the Pledgor now or hereafter existing under the 2005 Pledge Agreement Documents (as defined in Section 3 hereof), whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise (all such obligations being the “Secured Obligations”).
     Section 3. Pledgor Remains Liable. Anything herein to the contrary notwithstanding, (a) the Pledgor shall remain liable under any contracts and agreements included in the Collateral to the extent set forth therein and to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Pledgee of any of the rights hereunder shall not release the Pledgor from any of its duties or obligations under any contracts and agreements included in the Collateral and (c) the Pledgee shall not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement or any other documents evidencing or securing the 2005 Pledge Agreement or the documents secured thereby (the “2005 Pledge Agreement Documents”), nor shall the Pledgee be obligated to perform any of the obligations or duties of the Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.
     Section 4. Delivery and Control of Security Collateral.
     (a) All certificates or instruments representing or evidencing Security Collateral shall be delivered to and held by or on behalf of the Pledgee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Pledgee. The Pledgee, or its agent, shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of the Pledgee, its agent, or any of its nominees any or all of the Collateral, subject only to the revocable rights of the Pledgor specified in Section 8(a). In addition, upon the occurrence and during the continuance of an Event of Default under the 2005 Pledge Agreement (in each case, a “Specified Event of Default”), the Pledgee shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations.
     (b) With respect to any Security Collateral in which the Pledgor has any right, title or interest and that constitutes an uncertificated security, the Pledgor will cause the issuer thereof either (i) to register the Pledgee, or its nominee or agent, as the registered owner of such security subject, however, to this Agreement, or (ii) to agree in an authenticated record with the Pledgor and the Pledgee that such issuer will comply with instructions with respect to such security originated by the Pledgee without further consent of the Pledgor, such authenticated record to be in form and substance satisfactory to the Pledgee. With respect to any Pledged Equity in which the Pledgor has any right, title or interest and that is not an uncertificated security, the Pledgor will notify each such issuer of Pledged Equity that such Pledged Equity is subject to the security interest granted hereunder.
     Section 5. Representations and Warranties. The Pledgor represents and warrants as follows:
     (a) The Pledgor’s exact legal name, as defined in Section 9-503(a) of the UCC, is correctly set forth in Schedule I hereto. The Pledgor has no other trade names. The Pledgor is located (within the meaning of Section 9-307 of the UCC) and has its chief executive office in the state or jurisdiction set forth in Schedule I hereto. The information set forth in Schedule I hereto with respect to the Pledgor is true and accurate in all respects. The Pledgor has not, in the past five years, changed its name, location, chief executive office, type of organization, jurisdiction of organization or organizational identification number from those set forth in Schedule I hereto except as disclosed in Schedule III hereto.

     (b) All Security Collateral consisting of certificated securities has been delivered to the Pledgee or its agent.
     (c) The Pledgor is the legal and beneficial owner of the Collateral of the Pledgor free and clear of any lien, claim, option or right of others, except for the security interest created under this Agreement. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing the Pledgor or any trade name of the Pledgor as debtor is on file in any recording office, except such as may have been filed in favor of the Pledgee relating to the 2005 Pledge Agreement Documents.
     (d) The Pledged Equity pledged by the Pledgor hereunder has been duly authorized and validly issued and is fully paid and nonassessable. With respect to any Pledged Equity that is an uncertificated security, the Pledgor has caused the issuer thereof either (i) to register the Pledgee, or its agent, as the registered owner of such security subject, however, to this Agreement, or (ii) to agree in an authenticated record with the Pledgor and the Pledgee that such issuer will comply with instructions with respect to such security originated by the Pledgee, or its agent, without further consent of the Pledgor.
     (e) The Initial Pledged Equity pledged by the Pledgor constitutes the percentage of the issued and outstanding equity interests of the issuers thereof indicated on Schedule II hereto.
     (f) All filings and other actions (including, without limitation, actions necessary to obtain control of the Collateral as provided in Section 9-106 of the UCC) necessary to perfect the security interest in the Collateral of the Pledgor created under this Agreement have been duly made or taken, or delivered to the Pledgee or its agent for filing, and are in full force and effect, and this Agreement creates in favor of the Pledgee a valid and, together with such filings and other actions, a perfected first priority security interest in the Collateral of the Pledgor, securing the payment of the Secured Obligations.
     (g) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by the Pledgor of the security interest granted hereunder or for the execution, delivery or performance of this Agreement by the Pledgor, (ii) the perfection or maintenance of the security interest created hereunder (including the first priority nature of such security interest), except for the filing of financing and continuation statements under the UCC, which financing statements have been duly filed and are in full force and effect, or delivered to the Pledgee or its agent for filing, and the actions described in Section 4 with respect to the Collateral, which actions have been taken and are in full force and effect, or (iii) the exercise by the Pledgee of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally.

     Section 6. Further Assurances.
     (a) The Pledgor agrees that from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that may be necessary or desirable, or that the Pledgee may request, in order to perfect and protect any pledge or security interest granted or purported to be granted by the Pledgor hereunder or to enable the Pledgee to exercise and enforce its rights and remedies hereunder with respect to any Collateral of the Pledgor. Without limiting the generality of the foregoing, the Pledgor will promptly with respect to Collateral of the Pledgor: (i) if any such Collateral shall be evidenced by a promissory note or other instrument, deliver and pledge to the Pledgee hereunder such note or instrument duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Pledgee; (ii) execute or authenticate and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Pledgee may request, in order to perfect and preserve the security interest granted or purported to be granted by the Pledgor hereunder; (iii) deliver and pledge to the Pledgee certificates representing any Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank; (iv) take all action necessary to ensure that the Pledgee has control of Collateral consisting of investment property as provided in Section 9-106 of the UCC; and (v) deliver to the Pledgee evidence that all other action that the Pledgee may deem reasonably necessary or desirable in order to perfect and protect the security interest created by the Pledgor under this Agreement has been taken.
     (b) The Pledgor hereby authorizes the Pledgee to file one or more financing or continuation statements, and amendments thereto, in each case without the signature of the Pledgor, and regardless of whether any particular asset described in such financing statements falls within the scope of the UCC. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. The Pledgor ratifies its authorization for the Pledgee to have filed such financing statements, continuation statements or amendments filed prior to the date hereof.
     (c) The Pledgor will furnish to the Pledgee from time to time statements and schedules further identifying and describing the Collateral of the Pledgor and such other reports in connection with such Collateral as the Pledgee may reasonably request, all in reasonable detail.
     Section 7. Post-Closing Changes. The Pledgor will not change its name, type of organization, jurisdiction of organization, organizational identification number or location from those set forth in Section 5(a) of this Agreement without first giving at least 10 Business Days’ prior written notice to the Pledgee and taking all action required by the Pledgee for the purpose of perfecting or protecting the security interest granted by this Agreement. The Pledgor will not become bound by a security agreement covering the Collateral authenticated by another person or entity (“Person”) (determined as provided in Section 9-203(d) of the UCC) without giving the Pledgee 30 days’ prior written notice thereof and taking all action required by the Pledgee to ensure that the perfection and first priority nature of the Pledgee’s security interest in the Collateral will be maintained. The Pledgor will hold and preserve its records relating to the Collateral, and will permit representatives of the Pledgee at any time during normal business hours to inspect and make abstracts from such records and other documents. If the Pledgor does not have an organizational identification number and later obtains one, it will forthwith notify the Pledgee of such organizational identification number.
     Section 8. Voting Rights; Dividends; Etc. (a) So long as no Specified Event of Default shall have occurred and be continuing:
     (i) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral of the Pledgor or any part thereof for any purpose; provided, however, that the Pledgor will not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Collateral or any part thereof.
     (ii) The Pledgor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Collateral of the Pledgor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the 2005 Pledge Agreement Documents; provided, however, that any and all:
     (A) dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral,
     (B) dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus and
     (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Collateral shall be, and shall be forthwith delivered to the Pledgee to hold as, Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Pledgee, be segregated from the other property or funds of the Pledgor and be forthwith delivered to the Pledgee as Collateral in the same form as so received (with any necessary indorsement).
     (iii) The Pledgee will execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.
     (b) Upon the occurrence and during the continuance of a Specified Event of Default:
     (i) All rights of the Pledgor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 8(a)(i) shall, upon notice to the Pledgor by the Pledgee, cease and (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 8(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Pledgee, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Collateral such dividends, interest and other distributions.
     (ii) All dividends, interest and other distributions that are received by the Pledgor contrary to the provisions of paragraph (i) of this Section 8(b) shall be received in trust for the benefit of the Pledgee, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary indorsement).
     Section 9. Transfers and Other Liens; Additional Shares.
     (a) The Pledgor agrees that it will not, without the prior written consent of the Pledgee, (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, other than sales, assignments and other dispositions of Collateral, and options relating to Collateral, permitted under the terms of the 2005 Pledge Agreement Documents, or (ii) create or suffer to exist any lien upon or with respect to any of the Collateral of the Pledgor except for the pledge, assignment and security interest created under this Agreement.
     (b) The Pledgor agrees that, except as otherwise agreed to by the Pledgee, it will (i) cause each issuer of the Pledged Equity pledged by the Pledgor not to issue any equity interests or other securities in addition to or in substitution for the Pledged Equity issued by such issuer, except to the Pledgor to be pledged hereunder (except that MuniMae TE Bond Subsidiary, LLC shall be permitted to issue preferred shares in substitution for or in addition to the preferred shares issued and outstanding on the date hereof to holders other than the Pledgor), and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional stock and other equity interests of each issuer of the Pledged Equity.
     Section 10. The Pledgee Appointed Attorney-in-Fact. The Pledgor hereby irrevocably appoints the Pledgee, or its agent, the Pledgor’s attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time upon the occurrence and during the continuance of a Specified Event of Default in the Pledgee’s discretion, to take any action and to execute any instrument that the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:
     (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,
     (b) to receive, indorse and collect any drafts or other instruments or documents in connection with clause (a) above, and

     (c) to file any claims or take any action or institute any proceedings that the Pledgee may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the rights of the Pledgee with respect to any of the Collateral.
     Section 11. The Pledgee May Perform. If the Pledgor fails to perform any agreement contained herein, the Pledgee may, as the Pledgee deems necessary to protect the security interest granted hereunder in the Collateral or to protect the value thereof, but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the expenses of the Pledgee incurred in connection therewith shall be payable by the Pledgor under Section 14.
     Section 12. The Pledgee Duties.
     (a) The powers conferred on the Pledgee hereunder are solely to protect the Pledgee’ interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Pledgee shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Pledgee is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. the Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.
     (b) Anything contained herein to the contrary notwithstanding, the Pledgee may from time to time, when the Pledgee deems it to be necessary, appoint one or more collateral agents (each a “Collateral Agent”) for the Pledgee hereunder with respect to all or any part of the Collateral, which Collateral Agent shall be selected with reasonable care. In the event that the Pledgee so appoints any Collateral Agent with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by the Pledgor hereunder shall be deemed for purposes of this Agreement to have been made to such Collateral Agent, in addition to the Pledgee, as security for the Secured Obligations of the Pledgor, (ii) such Collateral Agent shall automatically be vested, in addition to the Pledgee, with all rights, powers, privileges, interests and remedies of the Pledgee hereunder with respect to such Collateral, and (iii) the term “the Pledgee,” when used herein in relation to any rights, powers, privileges, interests and remedies of the Pledgee with respect to such Collateral, shall include such Collateral Agent; provided, however, that no such Collateral Agent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Pledgee.

     Section 13. Remedies. If a Specified Event of Default shall have occurred and be continuing:
     (a) The Pledgee may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Pledgee’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Pledgee may deem commercially reasonable; and (ii) exercise any and all rights and remedies of the Pledgor under or in connection with the Collateral, or otherwise in respect of the Collateral, including, without limitation, any and all rights of the Pledgor to demand or otherwise require payment of any amount under, or performance of any provision of, the Collateral, and exercise all other rights and remedies with respect to the Collateral, including, without limitation, those set forth in Section 9-607 of the UCC. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. the Pledgee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. the Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
     (b) Any cash held by or on behalf of the Pledgee and all cash proceeds received by or on behalf of the Pledgee in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Pledgee, be held by the Pledgee as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Pledgee pursuant to Section 14) in whole or in part by the Pledgee against, all or any part of the Secured Obligations, in the following manner:
     (i) first, paid to the Pledgee for any amounts then owing to the Pledgee by the Pledgor pursuant to the 2005 Pledge Agreement Documents; and
     (ii) second, any surplus of such cash or cash proceeds held by or on the behalf of the Pledgee and remaining after payment in full of all the Secured Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus; provided that if the Pledgor has any other past due payment obligations owing to the Pledgee under the Related Swap Agreements, the Pledgee shall be entitled to apply such surplus to such payment obligations before releasing such surplus to Pledgor.
     (c) All payments received by the Pledgor under or in connection with the Collateral shall be received in trust for the benefit of the Pledgee, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Pledgee in the same form as so received (with any necessary indorsement).

     (d) If the Pledgee shall determine to exercise its right to sell all or any of the Security Collateral of the Pledgor pursuant to this Section 13, the Pledgor agrees that, upon request of the Pledgee, the Pledgor will, at its own expense:
     (i) execute and deliver, and cause each issuer of such Security Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Pledgee, advisable to register such Security Collateral under the provisions of the Securities Act of 1933 (as amended from time to time, the “Securities Act”), to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished and to make all amendments and supplements thereto and to the related prospectus that, in the opinion of the Pledgee, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;
     (ii) use its best efforts to qualify the Security Collateral under the state securities or “Blue Sky” laws and to obtain all necessary governmental approvals for the sale of such Security Collateral, as requested by the Pledgee;
     (iii) cause each such issuer of such Security Collateral to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act;
     (iv) provide the Pledgee with such other information and projections as may be necessary or, in the opinion of the Pledgee, advisable to enable the Pledgee to effect the sale of such Security Collateral; and
     (v) do or cause to be done all such other acts and things as may be necessary to make such sale of such Security Collateral or any part thereof valid and binding and in compliance with applicable law.
     (e) the Pledgee is authorized, in connection with any sale of the Security Collateral pursuant to this Section 13, to deliver or otherwise disclose to any prospective purchaser of the Security Collateral: (i) any registration statement or prospectus, and all supplements and amendments thereto, prepared pursuant to subsection (d)(i) above; (ii) any information and projections provided to it pursuant to subsection (d)(iv) above; and (iii) any other information in its possession relating to such Security Collateral.
     (f) the Pledgee may, without notice to the Pledgor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against any funds held in any deposit account of the Pledgor.
     Section 14. Indemnity and Expenses.
     (a) The Pledgor agrees to indemnify, defend and save and hold harmless the Pledgee and each of its Affiliates and its respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense is found in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct.
     (b) The Pledgor will upon demand pay to the Pledgee the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents, that the Pledgee may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation, or the sale of, collection from or other realization upon, any of the Collateral of the Pledgor, (iii) the exercise or enforcement of any of the rights of the Pledgee hereunder or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.
     Section 15. Amendments; Waivers, Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Pledgee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Pledgee to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.
     Section 16. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telecopier communication) and mailed, telecopied or otherwise delivered to the applicable parties at the addresses set forth in the 2005 Pledge Agreement; or at such other address as shall be designated by such party in a written notice to the other parties. All such notices and other communications shall, when mailed, telecopied or otherwise, be effective three Business Days after when deposited in the mails, or when actually received, if telecopied or otherwise delivered (or confirmed by a signed receipt), respectively, addressed as aforesaid; except that notices and other communications to the Pledgee shall not be effective until received by the Pledgee. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or Schedule hereto shall be effective as delivery of an original executed counterpart thereof.
     Section 17. Continuing Security Interest; Assignments. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until (i) the termination of the 2005 Pledge Agreement and the payment in full of all of the Pledgor’s obligations with respect thereto and under the 2005 Pledge Agreement Documents or (ii) the release of the security interest is permitted pursuant to the terms of the Agreement With Respect to Collateral, dated as of March 6, 2008, relating to the 2005 Pledge Agreement (as amended, restated and/or supplemented from time to time, the “Amendment to 2005 Pledge Agreement Documents”), and (b) be binding upon the Pledgor, its successors and assigns. All of the rights of the Pledgee hereunder shall be assignable without the consent of the Maker to any person or entity that has assumed the obligations of the Pledgee with respect to the Confirmation Letters as permitted by the 2005 Pledge Agreement Documents.
     Section 18. Release; Termination.
     (a) Upon any sale, transfer or other disposition of any item of Collateral of the Pledgor in accordance with the terms of the 2005 Pledge Agreement Documents at the direction of or with the consent of the Pledgee, the Pledgee will, at the Pledgor’s expense, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that (i) at the time of such request and such release no Specified Event of Default shall have occurred and be continuing, and (ii) the Pledgor shall have delivered to the Pledgee, at least ten Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, transfer or other disposition in reasonable detail, including, without limitation, the price thereof and any expenses in connection therewith, together with a form of release for execution by the Pledgee and a certificate of the Pledgor to the effect that the transaction is in compliance with the 2005 Pledge Agreement Documents and as to such other matters as the Pledgee may request. Notwithstanding the foregoing, the Pledgee shall release its security interest as required to do so pursuant to the terms of the Agreement With Respect to Swap Collateral. Promptly, upon any such termination, all rights to the Collateral shall revert to the Pledgor and the Pledgee shall, at the Pledgor’s expense, (i) return to Pledgor all certificates representing the Pledged Equity along with any related endorsements and (ii) execute and deliver to the Pledgor such documents and take such actions as the Pledgor shall reasonably request to evidence such termination to effect the release of its security interests hereunder.
     (b) Upon the complete termination of all 2005 Pledge Agreement and the payment in full of the Pledgor’s obligations with respect thereto and under the 2005 Pledge Agreement Documents or a release of the security interest pursuant to the terms of the Amendment to 2005 Pledge Agreement Documents, the pledge and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgor. Promptly, upon any such termination, the Pledgee shall, at the Pledgor’s expense, (i) return to Pledgor all certificates representing the Pledged Equity along with any related endorsements and (ii) execute and deliver to the Pledgor such documents and take such actions as the Pledgor shall reasonably request to evidence such termination to effect the release of its security interests hereunder.
     Section 19. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

     Section 20. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
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     IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

MUNIMAE TEI HOLDINGS, LLC
By
Name
Title

[Signature page to Pledge Agreement]

MERRILL LYNCH CAPITAL SERVICES, INC.
By
Name
Title

[Signature page to Pledge Agreement]

MERRILL, LYNCH, PIERCE, FENNER & SMITH INCORPORATED
By
Name
Title

SCHEDULE I TO THE
SECURITY AGREEMENT
LOCATION, CHIEF EXECUTIVE OFFICE,
TYPE OF ORGANIZATION, JURISDICTION OF ORGANIZATION
AND ORGANIZATIONAL IDENTIFICATION NUMBER

	Location (per	Chief
	Section 9-307 of	Executive	Type of	Jurisdiction	Organizational
Pledgor	the UCC)	Office	Organization	of Organization	I.D. No.
MuniMae TEI	Maryland	621 East Pratt	LLC	Maryland	W05207691
Holdings, LLC		Street, 3rd floor, Baltimore, MD 21202

SCHEDULE II TO THE
SECURITY AGREEMENT
PLEDGED EQUITY

						Percentage
		Type of Equity		Certificate	Number of	of Outstanding
Pledgor	Issuer	Interests	Par Value	No(s)	Shares	Shares
MuniMae TEI Holdings, LLC	MuniMae TE Bond Subsidiary, LLC	Common LLC Interests	N/A	010	1,000	9.9% of Common Shares (as defined in the Operating Agreement of the Issuer)

SCHEDULE III TO THE
SECURITY AGREEMENT
CHANGES IN NAME, LOCATION, ETC.
     Changes in the Pledgor’s Name (including new pledgor with a new name and names associated with all predecessors in interest of the Pledgor): None.
     Changes in the Pledgor’s Location: None
Changes in the Pledgor’s Chief Executive Office: until 10/24/2003, the Pledgor’s Chief Executive office was located at: Suite 500, N. Charles Street, Baltimore, MD 21201
     Changes in the Type of Organization: None
     Changes in the Jurisdiction of Organization: None
     Changes in the Organizational Identification Number: None